SMITH BARNEY CORE PLUS BOND FUND, INC.

Sub-Item 77Q1

Registrant incorporates by reference Registrant's Other Definitive Proxy Statement dated September 2, 2005 filed on September 2, 2005.
(Accession No. 0001193125-05-179915)